December 15, 2023

BNY MELLON ADVANTAGE FUNDS, INC.

- BNY Mellon Global Dynamic Bond Income Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Howard Cunningham, Parmeshwar Chadha and Ella Hoxha are the fund's primary portfolio managers. Mr. Cunningham has been a primary portfolio manager of the fund since the fund's inception in 2011. Mr. Chadha and Ms. Hoxha have been primary portfolio managers of the fund since December 2016 and December 2023, respectively. Mr. Cunningham is a credit analyst and investment manager and serves as chairman of the credit group at NIM. Mr. Chadha is a fixed-income fund manager and the lead manager on all of NIM's high yield positions, as well as a member of NIM's bond/FX and credit strategy group. Ms. Hoxha is head of the fixed-income team at NIM.

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The following information supersedes and replaces the information in the fourth paragraph in the section "Fund Details – Management" in the prospectus:

Howard Cunningham, Parmeshwar Chadha and Ella Hoxha are the fund's primary portfolio managers and are jointly and primarily responsible for managing the fund's portfolio. Mr. Cunningham has been a primary portfolio manager of the fund since the fund's inception in 2011. Mr. Chadha and Ms. Hoxha have been primary portfolio managers of the fund since December 2016 and December 2023, respectively. Mr. Cunningham is a credit analyst and investment manager and serves as chairman of the credit group at NIM, where he has been employed since 2000. Mr. Chadha is a fixed-income fund manager and the lead manager on all of NIM's high yield positions, as well as a member of NIM's bond/FX and credit strategy group. Mr. Chadha has been employed at NIM since 2006. Ms. Hoxha is head of the fixed-income team at NIM and has been employed at NIM since July 2023. Prior to joining NIM, Ms. Hoxha was a senior investment manager at Pictet Asset Management from December 2018 until July 2023.

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